Filed Pursuant to Rule 497 (e)
Registration No. 033-08746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED December 16, 2011, TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED March 1, 2011

As a result of the addition of Douglas B. Groh as a portfolio manager of the Tocqueville Gold Fund, on page 36 of The Tocqueville Trust’s Statement of Additional Information (“SAI”), the section entitled “Portfolio Managers” is revised to include the following information regarding Mr. Douglas B. Groh:

“Portfolio Managers

Set forth below is information regarding Mr. Douglas B. Groh who, effective January 1, 2012, is a portfolio manager of the Tocqueville Gold Fund (the “Portfolio Manager”). All asset information is as of November 30, 2011.

Management of Other Accounts. The table below shows the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Douglas B. Groh	0	0	8	0	0	0
	$0	$0	$178,800,888	$0	$0	$0

Compensation. As of January 1, 2012, Mr. Groh will receive compensation in connection with his management of the Fund and other accounts identified above which includes the following components: (1) base salary and (2) a discretionary bonus.

Base Salary. Mr. Groh is paid a fixed salary out of the variable amount. The variable amount is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, derived from the value of the portfolio assets of accounts (including the Fund), for which he is Portfolio Manager.

Bonus. Mr. Groh is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of Advisor revenue that was generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Filed Pursuant to Rule 497 (e)
Registration No. 033-08746

Ownership of Fund Securities. The following reflects the level of investment by the Portfolio Manager in the Fund.

Dollar Value of Shares Owned Beneficially as of June 30, 2010
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 –100K	$100,001 – 500K	$500,001 – 1M	Above $1M

Douglas B. Groh	Tocqueville Gold Fund					X

Please retain this Supplement with your SAI for reference.